MERCANTIL BANK HOLDING CORPORATION AND SUBSIDIARIES
EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mercantil Bank Holding Corporation (the “Company”) on Form 10-K for the year ending December 31, 2018, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Alberto Peraza, Co-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2019

/s/ Alberto Peraza
Alberto Peraza
Co-President and Chief Financial Officer